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                                                               EXHIBIT 23









                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Numbers 33-68510, 33-67618, 33-57246, 33-52920, 33-42841, 33-39166 and 33-32673) and Form
S-8 (Numbers 33-63220, 33-63106, 33-63218, 33-41712, 33-13416, 33-21545, 33-
82788 and 33-60789) of Epitope, Inc. of our report dated October 30, 1995 appearing under Item 14 of this Form 10-K.






PRICE WATERHOUSE LLP

Portland, Oregon
December 26, 1995